SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported): January 18, 2002 (January
14, 2002)                                              -------------------------
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                                Netgateway, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


               000-27941                                  87-0591719
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        (Commission File Number                (IRS Employer Identification No.)


  754 East Technology Avenue, Orem, Utah                    84097
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 (Address of Principal Executive Offices)                (Zip Code)


                                  801.227.0004
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               (Registrant's Telephone Number, Including Zip Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Items.

         On January 15, 2002, Netgateway, Inc. ("Netgateway") and Category 5 Technologies, Inc. issued a joint press release to announce that they had executed a Termination and Release Agreement on January 14, 2002 to terminate the Agreement and Plan of Merger entered into between them on October 23, 2001 and to abandon the merger contemplated by such agreement. Pursuant to and upon the terms and conditions contained in the Termination and Release Agreement, Netgateway has agreed to pay a reimbursement fee of $260,630 in various monthly installments of at least $20,000.00 to Category 5 Technologies, Inc. in connection with the termination of the merger. Copies of the Termination and Release Agreement and the joint press release are attached hereto as Exhibits
2.1 and 99.1, respectively, and are incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

        (a)     Financial Statements.  Not Applicable.
                --------------------

        (b)     Pro Forma Financial Information.  Not Applicable.
                -------------------------------

        (c)     Exhibits.
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                 2.1   Termination and Release Agreement dated January 14, 2002.

                 99.1  Netgateway, Inc. press release, dated January 15, 2002.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Netgateway, Inc.


Date: January 18, 2002        By:    /s/  Frank C. Heyman
                                     -------------------------------------------
                                        Frank C. Heyman, Chief Financial Officer